UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 8, 2022

Annaly Capital Management, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NLY	New York Stock Exchange
6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.F	New York Stock Exchange
6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.G	New York Stock Exchange
6.75% Series I Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	NLY.I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of December 8, 2022, the Board of Directors of Annaly Capital Management, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”). Among other things, the Amended and Restated Bylaws:

(a)

Enhance disclosure and procedural requirements in connection with stockholder nominations of directors, including by (i) requiring any stockholder submitting a director nomination notice to represent as to whether such stockholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (ii) requiring such nominating stockholder to provide reasonable evidence, at the Company’s request, that certain requirements of Rule 14a-19 have been satisfied, (iii) permitting the Company to disregard proxies or votes solicited for such stockholder’s nominees if such stockholder fails to comply with the requirements of Rule 14a-19 and (iv) incorporating other technical changes in light of the universal proxy rules adopted by the SEC;

(b)

Clarify that a stockholder is permitted to cast a vote by proxy filed in accordance with the procedures established by the Company, if that proxy is (i) executed by such stockholder or its agent in a manner permitted by applicable law, (ii) compliant with Maryland law and the Company’s Bylaws and (iii) filed in accordance with the procedures established by the Company;

(c)	Clarify that the Board of Directors of the Company may determine that a meeting of stockholders may be held by means of remote communication;

(d)	Outline the procedures for announcing the date, time and place of a reconvened meeting of stockholders in the event a meeting of stockholders is adjourned; and

(e)	Other technical and administrative changes and enhancements, including as related to procedures for meetings of stockholders.

The preceding summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in connection with, the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit

3.1	Amended and Restated Bylaws of Annaly Capital Management, Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.
(REGISTRANT)

By:	/s/ Anthony C. Green
Name:	Anthony C. Green
Title:	Chief Corporate Officer & Chief Legal Officer

Dated: December 9, 2022